                      VANGUARD CONVERTIBLE SECURITIES FUND
                             PROSPECTUS SUPPLEMENT
                                OCTOBER 2, 1996

On September 20, 1996, the Board of Directors of Vanguard Convertible Securities Fund, Inc. (the "Fund") approved the appointment of Oaktree Capital Management, LLC ("Oaktree") as investment adviser to the Fund effective November 1, 1996. Oaktree replaces Desai Capital Management, Inc. ("DCMI"), which served as adviser to the Fund since its inception in 1986. The appointment of Oaktree as investment adviser of the Fund will not require shareholder approval. This procedure was approved by the Fund's shareholders at the March 17, 1993, Annual Meeting and was authorized by an exemptive order issued by the Securities and Exchange Commission on May 12, 1993.

DESCRIPTION OF NEW INVESTMENT ADVISORY AGREEMENT
Under the terms of the new investment advisory agreement, the Fund will pay Oaktree a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate--based on the following annual percentage rates--to the average month-end assets of the Fund for the quarter:

    NET ASSETS                        ANNUAL BASIC FEE RATE
    ----------                        ---------------------
 First $100 million                          0.425%
 Next $100 million                           0.400
 Next $100 million                           0.375
 Next $100 million                           0.350
 Over $400 million                           0.325

INCENTIVE/PENALTY FEE. Beginning with the quarter ending February 28, 1998, the basic fee paid to Oaktree, as provided above, may be increased or decreased by applying a performance fee adjustment, based on the investment performance of the Fund relative to the return of the First Boston Convertible Index (the "Index") measured over a 36-month period.

The performance fee adjustment rate will change proportionately with the level of the Fund's investment performance compared to the Index's investment record, resulting in a maximum increase or decrease of 50% of the basic fee if the Fund's investment performance for the 36 months is 200 basis points (two percentage points) above or below the Index's investment record over the same period. The following table sets forth an example of the performance fee adjustment payable to Oaktree by the Fund under the new investment advisory agreement at various levels of the Fund's investment performance relative to that of the Index.

     CUMULATIVE 36-MONTH PERFORMANCE                   PERFORMANCE FEE
      DIFFERENTIAL VERSUS THE INDEX                      ADJUSTMENT*
--------------------------------------------     --------------------------
 200 basis points and less below                  -50% x Basic Fee
 100 basis points below                           -25% x Basic Fee
 Equal to the Index                                 0% x Basic Fee
 100 basis points above                           +25% x Basic Fee
 200 basis points and more above                  +50% x Basic Fee

*For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the same time period that the performance is measured.

The incentive/penalty fee will not be fully operable until the quarter ended November 30, 1999, and until that date, will be calculated according to certain transition rules. The Fund's Statement of Additional Information, which is available on request, provides a detailed description of the Index and the applicable transition rules.

Established as a performance benchmark in 1982, the Index is valued monthly and generally includes 250 to 300 issues of convertible securities rated B- or better by Standard & Poor's, and a predominant proportion of the market capitalization of the total value of all convertible securities.

RELATED INFORMATION CONCERNING OAKTREE
Oaktree, a limited liability California corporation established March 14, 1995, is located at 550 South Hope Street, 22nd Floor, Los Angeles, California 90071. Oaktree is a professional investment counseling firm that offers portfolio management services for private accounts as well as advisory services to limited partnerships and other pooled investment vehicles. Oaktree provides overall discretionary management for these accounts and specializes in managing accounts that invest in 1) domestic and international convertible securities,
2) below investment-grade fixed income securities, and 3) securities and other obligations of entities undergoing, or that may undergo, reorganization under the Federal bankruptcy law as well as entities engaged in other extraordinary transactions, such as debt restructuring, reorganization or liquidation. At the end of 1995, Oaktree managed more than $5 billion.

If you have any questions concerning the Fund's new adviser, call Vanguard's Investor Information Department at 1-800-662-7447.

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